Exhibit 99.1

Fixed Income Investor Presentation 2025 Q1 Update Confidential

Offering Disclaimer 2 Chemung Financial Corporation Fixed Income Investor Presentation The information contained in this confidential presentation is a summary and it is not complete. It has been prepared for use only in connection with the proposed private placement (the “Offering”) of subordinated notes (the “Securities”) of Chemung Financial Corporation (the “Company”). The offer and sale of the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws and may not be re - offered or re - sold absent registration or an applicable exemption from the registration requirements. The Securities are being offered only to entities that qualify as institutional “accredited investors,” as defined in Rule 501(a)(1) - (3), (7), or (9) of Regulation D promulgated under the Securities Act, and "qualified institutional buyers" as defined in Rule 144A under the Securities Act. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. Neither this confidential presentation nor any of the information contained herein may be reproduced or distributed, directly or indirectly, to any other person and is provided conditioned upon, and subject to, an agreement regarding confidentiality between the Company and the original recipient hereof. This confidential presentation is provided for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers solely for the purpose of enabling them to determine whether they wish to proceed with further investigation of the Company and the Offering. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained herein speaks only as of the date hereof. Neither the delivery of this information nor any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company’s business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither the Company nor any of its affiliates undertakes any obligation to update or revise this presentation except to the extent required by applicable law. The Company anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information, and complete your own due diligence review concerning the Company and the Offering prior to entering into any agreement to purchase the Securities. By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own attorneys, accountants, and other professional advisors regarding the Company and the merits and risks of an investment in the Securities, including all related legal, investment, tax, and other matters. None of the Company, Chemung Canal Trust Company (the “Bank”), or any representative of the Company or the Bank, or any other person shall have any liability for any information included herein or otherwise made available in connection with the Offering, except for liabilities expressly assumed by the Company in the definitive purchase agreement and the related documentation for the purchase of the Securities. Any such offer or sale may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Offering. The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws. THE SECURITIES ARE NOT A DEPOSIT OR AN ACCOUNT THAT IS OR WILL BE INSURED BY THE FDIC OR ANY OTHER FEDERAL OR STATE GOVERNMENT AGENCY. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THE FDIC, THE NEW YORK STATE DEPARTMENT OF FINANCIAL SERVICES, THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM OR ANY OTHER FEDERAL OR STATE GOVERNMENT AGENCY, NOR HAS THE SEC, THE FDIC, OR ANY OTHER FEDERAL OR STATE GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. Certain of the information contained in this confidential presentation may be derived from information obtained from industry sources. The Company believes that such information is accurate and that the sources from which it was obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

Safe Harbor Statement 3 Chemung Financial Corporation Forward - looking Statements : This report contains forward - looking statements within the meaning of Section 27 A of the Securities Act . Chemung Financial Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections . All statements regarding the Company’s expected financial position and operating results, the Company’s business strategy, the Company’s financial plans, forecasted demographic and economic trends relating to the Company’s industry and similar matters are forward - looking statements. These statements can sometimes be identified by the Company’s use of forward - looking words such as “pro forma,” “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.” The Company cannot guarantee that its expectations in such forward - looking statements will turn out to be correct. The Company’s actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, inflation, tariffs, cybersecurity risks, difficulties in managing the Company’s growth, bank failures, changes in Federal Deposit Insurance Corporation (“FDIC”) assessments, public health issues, geopolitical conflicts, competition, changes in law or the regulatory environment, and changes in general business and economic trends. Information concerning these and other factors, including Risk Factors, can be found in the Company’s periodic filings with the SEC, including the discussion under the heading “Item 1A. Risk Factors” in the Company’s 2024 Annual Report on Form 10 - K. These filings are available publicly on the SEC’s website at http://www.sec.gov, on the Company’s website at http://www.chemungcanal.com or upon request from the Corporate Secretary at (607) 737 - 3746. Except as otherwise required by law, the Company undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events or otherwise. This presentation contains certain pro forma and projected information, including projected pro forma information that reflects the Company's current expectations and assumptions. This pro forma information does not purport to present the results that the Company will ultimately realize. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains certain non - GAAP financial measures. The presentation of non - GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. For additional information about our use of non - GAAP financial measures, please refer to the Appendix.

1Q 2025 Financial Highlights (dollars in thousands, except per share data) Market Data as of 5/20/2025 Price Close (5/20/2025) Price / Tangible Book (1) Price / 2025 EPS Price / 2026 EPS Market Capitalization ($mm) 3/31/2025 Balance Sheet Highlights $2,796,725 Total Assets 2,097,636 Gross Loans HFI 2,433,396 Total Deposits Common Equity Tangible Common Equity (1) MRQ Profitability ROAA ROACE ROATCE (1) Net Interest Margin (1) Efficiency Ratio (1) Capital Ratios TCE / TA (1) Leverage Ratio CET 1 Ratio Tier 1 Capital Ratio Total RBC Ratio Regulatory CRE / TRBC (2) Asset Quality & Liquidity NPAs / Assets LLR / Loans Loans / Deposits Rochester Chemung Financial Corporation Snapshot Company Overview ▪ Chemung Financial Corporation (NASDAQ: CHMG), or “Chemung,” operates as the bank holding company for Chemung Canal Trust Company ▪ Chemung Canal Trust Company contains a Trust and Wealth Management division with $2.2bn assets under management ▪ With 30 full - service branches across New York and Pennsylvania, Chemung is well positioned with dominant market share in stable markets and expanding its footprint in larger, higher growth markets (Buffalo and Albany) Source: S&P Capital IQ Pro and Company Documents; Financial data as of or for the quarter ended March 31, 2025; March 31, 2025 figures unaudited (1) Represents a Non - GAAP measure; Please refer to Non - GAAP reconciliation in Appendix (2) Commercial real estate per definition in regulatory guidance: includes non - owner occupied real estate, multifamily loans, construction and development loans and loans to finance commercial real estate, construction and land development activities not secured by real estate; Reflects bank level financial data Albany Buffalo Saratoga Syracuse Ithaca The oldest locally owned and managed community bank in New York State dating back to 1833 Chemung Financial Corporation Fixed Income Investor Presentation 4

Corporate Organization Trust and Wealth Management services Provides mutual funds, securities and insurance brokerage services through LPL Financial Banking operations in Southern Tier and Finger Lakes of New York Wealth Management Group Banking operations in the Capital District of New York Banking operations in the greater Buffalo area of New York Chemung Financial Corporation Fixed Income Investor Presentation 5

Experienced Management Team



Anders Tomson
President and CEO
Industry Experience: 32 years
Years with CHMG: 14 years
Previously with Citizens



Dale McKim
EVP & CFO
Industry Experience: 29 years
Years with CHMG: 2
Previously with KPMG LLP and Evans Bancorp



Peter Cosgrove
EVP, Chief Credit Officer
Industry Experience: 43 years
Years with CHMG: 6 years
Previously with Key Bank



Daniel Fariello
President, Capital Bank
Industry Experience: 24 years
Years with CHMG: 12
Previously with First Niagara



Vincent Cutrona
President, Canal Bank
Industry Experience: 28 years
Years with CHMG: 1
Previously with M&T Bank and Evans Bancorp



Thomas Wirth
EVP, Wealth Management
Industry Experience: 38 years
Years with CHMG: 38 years



Kimberly Hazelton
EVP, Senior Banking Officer
Industry Experience: 32 years
Years with CHMG: 9 years
Previously with TD Bank



Jeffrey Kenefick
Regional President
Industry Experience: 36 years
Years with CHMG: 6
Previously with Five Star Bank



Dale Cole
EVP and Chief Information Officer
Industry Experience: 27 years
Years with CHMG: 8 years
Previously with BOK Financial



Mary Meisner
EVP, Chief Risk Officer
Industry Experience: 23 years
Years with CHMG: 9 years
Previously with JPMorgan Private Bank

☐ **Indicates Executive Will Be Presenting Today**

Chemung Financial Corporation Fixed Income Investor Presentation 6

Company Focus & Initiatives Market Expansion and Stability Dominate legacy markets and actively expanding into higher - growth regions like Buffalo and Albany, ensuring robust deposit base and liquidity Strong Credit Quality Maintain conservative underwriting and solid credit quality, resulting in low non - performing assets and charge - offs Balance Sheet Optimization Contemplated balance sheet restructuring and subordinated debt raise to enhance performance and support growth Community Banking Power Leverage strong commercial and consumer relationships to drive growth Wealth Management Strength High - touch relationships with affluent clients provide a resilient non - interest income stream Cost Efficiency Identify additional branch consolidation and headcount reduction opportunities to optimize costs Acquisition Opportunities Positioned to acquire wealth management firms, whole banks, or branches under favorable economics Chemung Financial Corporation Fixed Income Investor Presentation 7

Diversified Streams of Fee Income Revenue

Fee Income Business Lines Overview:

The Wealth Management Group:

- Trust and Wealth Management subsidiary of Chemung Financial Corporation
- High touch **relationships with affluent borrowers** provide dependable non-interest income stream
- Wealth Management Group has **$2.2B AUM** as of March 31, 2025
- Implemented **fee rate increases** in 2nd half of 2024

CFS Group Inc.:

- Subsidiary provides **non-traditional services,** including mutual funds, annuities, brokerage services, tax preparation services and insurance
- Responsible for **4.5% of non-interest income** or **$1.1M of 2024 fee and commission income**

Focus on Wealth Management Growth Opportunities:

Acquisitions:

- Acquire Wealth Management firms when timing and pricing are opportune

Open New Wealth Management offices:

- Start-up operations in new markets with experienced professionals to expand geographic footprint and develop new relationships

Note: March 31, 2025 figures unaudited

Wealth Management Fee Income ($M)



$9.5
$11.1
$10.3
$10.5
$11.6
$11.5
2020
2021
2022
2023
2024
2025Q1 (Annualized)

Non-Interest Income Components

$5.9 Million as of 3/31/2025



Change in FV of Equity Securities -0.80%
Other 11.02%
Overdraft Fees 12.41%
Net Gains on Sales of Loans 0.68%
Other Deposit Service Charges 6.61%
CFS Group, Inc. Revenue 3.79%
Interchange Income 17.61%
Wealth Management Revenue 48.68%

Q1 2025 Non-Interest Inc./ Operating Revenue: 23%

Chemung Financial Corporation
Fixed Income Investor Presentation
8

CHMG Market Demographics

Legacy Markets

Long, deep relationships since 1833 provide stable funding and earnings engine. Steady and even economy, powered by large corporations (Corning, Inc.), higher education (Cornell University, SUNY Binghamton) and tourism.

Growth Opportunity[(1)]

New York's Capital and Western New York regions offer larger population centers undergoing economic renaissances. Large bank consolidation providing market disruption opportunities.



CAPITAL BANK
CANAL BANK
Chemung Canal Trust Company
Market Areas
Capital Region
Southern Tier
Broome, Tioga, & Bradford
Finger Lakes
Western New York
Coming 2024



Median Household Income Growth 2019 - 2024 (%)
15.7%
17.7%
Legacy Markets
Growth Opportunity Markets (1)



Unemployment 2019 - 2024 (%)
4.22%
3.50%
3.59%
3.11%
2019
2024
Legacy Markets
Growth Opportunity Markets (1)

Source: S&P Capital IQ Pro; Demographic data as of June 30, 2024
Note: Demographic data deposit weighted by MSA
(1) Growth Opportunity Markets includes Albany-Schenectady-Troy, NY and Buffalo-Cheektowaga, NY MSAs

Chemung Financial Corporation Fixed Income Investor Presentation 9

Legacy Markets Dominant market share of deposits Growth Markets Small share of much larger markets; significant opportunity for growth Competitive Advantage Deployment of lower cost deposits to higher growth markets Share 2024 Deposits County 61.22% $852,755,000 Chemung 2.38% $382,727,000 Albany 74.94% $215,370,000 Schuyler 12.15% $181,514,000 Steuben 26.08% $150,610,000 Tioga 5.25% $138,312,000 Tompkins 7.03% $111,576,000 Cayuga 3.45% $121,141,000 Broome 1.51% $101,419,000 Saratoga 7.03% $64,796,000 Bradford (PA) 5.17% $38,771,000 Seneca 0.95% $33,584,000 Schenectady 2.65% $23,051,000 Cortland 0.01% $6,371,000 Erie $2,421,997,000 Total Market Share Albany, NY Chemung Financial Corporation Fixed Income Investor Presentation 10 Source: S&P Capital IQ Pro; Deposit data as of June 30, 2024

Markets Fueled by Major Investments Influx

Developing Artificial Intelligence (AI) Computing Center

Empire AI Consortium

Background

- Collaboration of New York's leading public and private universities to establish a state-of-the-art artificial intelligence computing center at SUNY's University at Buffalo; AI research dedicated to addressing societal challenges
  - Climate change, health disparities, drug discovery, education, food security, urban poverty

Funding

- Has received over $400 million in public and private investment

EMPIRE AI

Consortium Members

University at Buffalo
The State University of New York

Epicenter for Semiconductor Research and Manufacturing

NY SMART I-Corridor Initiative[1]

Background

- Seeks to shift the trajectory of Upstate New York via the formation of a globally leading semiconductor cluster which designs and delivers semiconductor solutions for the region, the nation, and the world
  - Goal: by 2034, 25% of U.S. chips produced within a 350-mile radius
- Key Projects Include
  - Micron's Syracuse Megafab
  - Supply Chain Activation Network (SCAN)
  - Commercialization & Collaboration Center (C3)



Funding

- Includes Federal support from the CHIPS Act Funds
- CHIPS Act makes $53 billion available for semiconductor manufacturing and R&D and has already allocated significant funds to multiple projects across Upstate NY

Albany NanoTech Complex

Background

- Albany has been selected to host the first National Semiconductor Technology Center (NSTC)
  - Integral part of the CHIPS and Science Act, which aims to bolster the U.S. semiconductor industry
  - Goal: significantly enhance semiconductor research and development in the U.S., positioning Albany as a key player in the global semiconductor industry.
- Will facilitate state-of-the-art research, particularly in Extreme Ultraviolet (EUV) Lithography, which is crucial for printing intricate patterns on microchips
- Partners include ASML, IBM, GlobalFoundries, and Samsung

Funding

- Has received an $825 million investment from the U.S. Department of Commerce

ALBANY NANOTECH COMPLEX

(1) Initiative led by CenterState Corporation of Economic Opportunity and funded by the U.S. Economic Development Administration

Chemung Financial Corporation Fixed Income Investor Presentation 11

Financial Overview 12

Planned Offering Overview Chemung Financial Corporation (NASDAQ: CHMG) Issuer: Fixed - to - Floating Rate Subordinated Notes Due 2035 Security Offered: $40 million Offering Size: BBB - Stable (HoldCo) by Kroll Bond Rating Agency Inc. Rating (1) : Security (Reg D, DTC / TRACE), or loan Format: 10 Years Term: 5 Years Call: For general corporate purposes and to support regulatory capital ratios for growth initiatives, which may include balance sheet restructuring Use of Proceeds: Sole Placement Agent: (1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating 13 Chemung Financial Corporation Fixed Income Investor Presentation

Balance Sheet Restructuring and Subordinated Debt Raise

Supporting Chemung's growth strategy of expanding in contiguous, high growth markets with market disruption opportunities

Contemplated Transaction Overview:

Balance Sheet Optimization

- Sell ~$200M+ of low yielding AFS securities (Market Value)
  - Pre-Tax Loss: ~$17.0M
  - Average Yield on Securities Sold: ~2%
  - WAL of Securities Sold: ~3 Yrs
- Allocate proceeds toward:
  - Paying down liabilities
  - Funding loan growth

Subordinated Debt

- Raise $40M of subordinated debt to support key capital ratios
  - 1.50% gross spread
  - At market coupon

Rationale

- Replace low yielding assets and run off expensive borrowings
- Transaction expected to result in improved profitability metrics; ROA, EPS, NIM, etc.
- Enhances capital position: decreases CRE ratio and increases TCE

Pro Forma Snapshot(1):

Revamped Pro Forma Profitability

17%	1.1%	1.2%	3.5%
EPS Accr.	*2025 ROAA*	*2026 ROAA*	*2025 NIM*
	+~20bps	*+~20bps*	*+~50bps*

Healthy Pro Forma Capital

7.8%+	11.5%+	14%	360%
TCE Ratio	*CET1 Ratio*	*Total Risk Based Capital Ratio*	*Reg. CRE Ratio*
+~30bps		*+~160bps*	*-~4,000bps*

Revitalized balance sheet drives NIM expansion and enhanced earnings further build up capital ratios rapidly

(1) Contemplated transaction assumes 21% tax rate and 5.00% opportunity cost of cash; Forward estimates per FactSet Consensus and KBW Research; The pro forma impact is for illustrative purposes and is subject to change based on actual results of the balance sheet restructuring and subordinated debt raise

Chemung Financial Corporation Fixed Income Investor Presentation 14

History of Balance Sheet Growth Source: S&P Capital IQ Pro and Company Documents; Financial data as of or for the quarter ended March 31, 2025; March 31, 2025 figures unaudited (1) Represents a Non - GAAP measure; Please refer to Non - GAAP reconciliation in Appendix $1,309 $1,536 $1,518 $1,829 $1,973 $2,071 $2,098 2019 2020 2021 2022 2023 2024 2025Q1 $1,788 $2,279 $2,418 $2,646 $2,711 $2,776 $2,797 2019 2020 2021 2022 2023 2024 2025Q1 Total Assets ($M) Gross Loans HFI ($M) $1,572 $2,038 $2,155 $2,327 $2,429 $2,397 $2,433 2019 2020 2021 2022 2023 2024 2025Q1 $183 $200 $211 $166 $195 $215 $228 2019 2020 2021 2022 2023 2024 2025Q1 Total Deposits ($M) Tangible Common Equity ($M) (1) Common Equity ($M) $160 $178 $190 $145 $173 $193 $206 $166 $175 $196 $220 $239 $259 $263 2019 2020 2021 2022 2023 2024 2025Q1 TCE TCE ex. AOCI 15 Chemung Financial Corporation Fixed Income Investor Presentation

8.9% 9.9% 12.9% 15.9% 14.1% 11.5% (2) 11.0% 2023 2024 2025Q1 2025 2019 2020 2021 2022 Source: S&P Capital IQ Pro and Company Documents; Financial data as of or for the quarter ended March 31, 2025; March 31, 2025 figures unaudited Note: See Balance Sheet Restructuring and Subordinated Debt Raise page for additional details and assumptions (1) Represents a Non - GAAP measure; Please refer to Non - GAAP reconciliation in Appendix 2023 2024 2025Q1 2025 10.5% 11.5% 14.6% 18.1% 16.1% 12.9% 12.2% 14.2% 2019 2020 2021 2022 0.88% 0.94% 1.09% 1.15% 0.94% 0.86% (2) 0.88% 1.12% (3) 2019 2020 2021 2022 2023 2024 2025Q1 2025 Track Record of Strong Performance ROAA (%) ROAE (%) ROATCE (%) (1) (2) (3) (3) 12.9% (2) Represents annualized figure (3) Includes illustrative impact of balance sheet restructuring and $40mm subordinated debt raise 16 Chemung Financial Corporation Fixed Income Investor Presentation

68.0% 65.7% 62.2% 61.7% 66.2% 68.9% 65.6% 2019 2020 2021 2022 2023 2024 2025Q1 (3) 3.46% 3.64% (2) 2.96% 2.76% 2.85% 3.05% 2.84% 3.25% 2019 2020 2021 2022 2023 2024 2025Q1 2025 $32.74 $37.83 $40.44 $30.69 $36.48 $40.55 $42.95 2019 2020 2021 2022 2023 2024 2025Q1 24.9% 25.1% 25.7% 22.7% 22.9% 23.8% 22.9% 2019 2020 2021 2022 2023 2024 2025Q1 Track Record of Strong Performance (Cont.) Source: S&P Capital IQ Pro and Company Documents; Financial data as of or for the quarter ended March 31, 2025; March 31, 2025 figures unaudited Note: See Balance Sheet Restructuring and Subordinated Debt Raise page for additional details and assumptions (1) Represents a Non - GAAP measure; Please refer to Non - GAAP reconciliation in Appendix (2) Represents annualized figure (3) Includes illustrative impact of balance sheet restructuring and $40mm subordinated debt raise Net Interest Margin (%) (1) Efficiency Ratio (%) (1) Non - Interest Income / Operating Rev. (%) (1) Tangible Book Value Per Share ($) (1) 17 Chemung Financial Corporation Fixed Income Investor Presentation

Consolidated Capital Ratios

TCE / TA (%)[1]



TCE / TA
TCE ex. AOCI / TA
9.4%
9.1%
7.8%
7.9%
8.2%
7.9%
8.4%
5.5%
8.9%
6.4%
9.4%
7.0%
9.5%
7.4%
2019
2020
2021
2022
2023
2024
2025Q1

Leverage Ratio (%)



9.4%
7.9%
8.1%
8.2%
8.6%
9.2%
9.3%
2019
2020
2021
2022
2023
2024
2025Q1

Tier 1 Capital Ratio (%)



12.7%
12.4%
13.0%
11.5%
12.1%
12.3%
12.4%
2019
2020
2021
2022
2023
2024
2025Q1

Total Capital Ratio (%)



Regulatory CRE / Total Capital (2):
318%
327%
333%
383%
388%
391%
401%
360%
14.0%
13.6%
14.2%
12.6%
13.3%
13.4%
13.5%
14.4% (3)
2019
2020
2021
2022
2023
2024
2025Q1
2025Q1

Source: S&P Capital IQ Pro and Company Documents; Financial data as of or for the quarter ended March 31, 2025; March 31, 2025 figures unaudited

Note: See Balance Sheet Restructuring and Subordinated Debt Raise page for additional details and assumptions

(1) Represents a Non-GAAP measure; Please refer to Non-GAAP reconciliation in Appendix

(2) Commercial real estate per definition in regulatory guidance: includes non-owner occupied real estate, multifamily loans, construction and development loans and loans to finance commercial real estate, construction and land development activities not secured by real estate; Reflects bank level financial data

(3) Includes illustrative impact of balance sheet restructuring and $40mm subordinated debt raise

Chemung Financial Corporation Fixed Income Investor Presentation 18

10.59% 6.54% 6.59% 5.95% 5.49% 4.48% 4.49% 2019 2020 2021 2022 2023 2024 2025Q1 0.11% 0.47% (0.01%) 0.05% 0.05% 0.06% 2019 2020 2021 2022 2023 2024 2025Q1 1.09% 0.57% 0.57% 0.37% 0.40% 0.35% 0.37% 2019 2020 2021 2022 2023 2024 2025Q1 Historically Strong Asset Quality Source: S&P Capital IQ Pro and Company Documents; Financial data as of or for the quarter ended March 31, 2025; March 31, 2025 figures unaudited (1) Represents annualized figure Non - Performing Assets / Total Assets (%) Loan Loss Reserves / Loans HFI (%) Net Charge - offs / Average Loans (%) NPAs / (TCE + LLR) (Texas Ratio) (%) (1) 0.05% 19 Chemung Financial Corporation Fixed Income Investor Presentation

Loans 20

1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 Q1'25 0.50% 0.00% 1.50% 1.00% 2.00% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 Q1'25 Historically Strong and Resilient Credit NPA / Assets (%) NCOs / Average Loans (%) CHMG KBW Regional Bank Index Increase in NPAs due to C&I and Commercial mortgage segments of loan portfolio Increase in NPLs mostly attributed to two commercial mortgage relationships and one participating interest in a commercial credit Charge - off of multiple large commercial loans to one borrower for $3.6 million Charge - off of one large commercial mortgage and one participating interest in a commercial credit Charge - off of four commercial loans, the majority attributable to three acquired purchase - credit - impaired commercial loans Source: S&P Capital IQ Pro and Company Documents; Financial data as of or for the quarter ended March 31,2025; March 31, 2025 figures unaudited 21 Chemung Financial Corporation Fixed Income Investor Presentation

Allowance for Credit Losses Allowance for Credit Losses Loan Balance (% of Loans) ($000) ($000) Loan Category 0.51% $123 $24,109 Construction 0.75% $455 $60,271 HELOC & Jr. Liens 0.94% $3,253 $346,060 1 - 4 Family 1st Liens 0.93% $4,161 $448,806 Multifamily 1.24% $1,984 $160,269 Owner Occupied CRE 0.91% $5,355 $591,300 Non - Owner Occupied CRE 1.46% $3,962 $271,837 Commercial & Industrial 1.19% $1,995 $167,727 Consumer 4.53% $1,234 $27,257 Other 1.07% $22,522 $2,097,636 Totals: 10.72% 10.27% 5.17% 8.92% 2.20% $217.2 $239.5 $251.9 $274.3 $280.4 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2021 2022 2023 2024 Q1 2025 Tier 1 Capital & ACL (CECL) Adopted 1/1/2023 (in millions) Tier 1 Capital and ACL Growth Tier 1 Capital and ACL 164% 153% 205% 216% 239% 228% 2020 2021 2022 2023 2024 2025Q1 ACL / Non - Performing Loans (%) Disciplined Loan Underwriting & Credit Culture Allowance for Credit Losses “ACL” by Loan Type as of March 31, 2025 Note: March 31, 2025 figures unaudited 22 Chemung Financial Corporation Fixed Income Investor Presentation

Credit Underwriting and Committees Credit and Underwriting Limits and Policies Credit Committees ▪ Legal Lending Limit : $41,950,000 as of March 31, 2025 ▪ Set by NYS Banking Law Section 103 ▪ Definition of Legal Lending Limit = Total Equity Capital * 15% ▪ Total Relationship Limit : ~ $40 million ▪ Total Related Credit : ~$20 million ▪ Transaction Limit : ~$15 million ▪ Senior Loan Committee must approve loans as follows : ▪ All extensions of credit for existing borrowers with a Total Related Credit OR Sponsor Exposure up to and including $ 10 , 000 , 000 for all pass rated credits ▪ All extensions of credit for new credit relationships with a Total Related Credit OR Sponsor Exposure over $ 5 , 000 , 000 up to and including $ 7 , 500 , 000 for all pass rated credits ▪ Director’s Loan Committee must approve loans as follows : ▪ All extensions of credit for borrowers with a Total Related Credit OR Sponsor Exposure over $ 10 , 000 , 000 for pass rated credits ▪ All extensions of credit for new credit relationships with a Total Related Credit OR Sponsor Exposure over $7,500,000 for all pass rated credits ▪ At least three individuals, including the Chief Credit Officer and Regional/Division President(s) : ▪ Extensions of credit with Total Related Credit up to $5,000,000 that are pass rated Note: March 31, 2025 figures unaudited 23 Chemung Financial Corporation Fixed Income Investor Presentation

14.10% 7.38% 52.70% 13.13% 12.69% Portfolio Concentrations to Total Loans March 31, 2025 Commercial & Ind. CRE Owner Occupied CRE Non - Owner Occupied Residential Mort. Consumer Loan Composition Note: March 31, 2025 figures unaudited 24 Chemung Financial Corporation Fixed Income Investor Presentation ▪ Effectively managing portfolio composition by establishing limits such as exposure and percentage of capital deployed for each category. ▪ Tactical use of participations to manage risk and capital. ▪ Risk management function continually monitors and stress tests CRE exposure consistent with 2006 and 2015 interagency guidance.

14.1% 13.8% 13.4% 14.4% 14.1% 52.9% 54.5% 56.9% 58.8% 60.2% 2.8% 17.1% 15.6% 14.1% 13.3% 13.1% 7.8% 11.0% 10.7% 8.6% 7.8% 5.3% 5.1% 4.9% 4.9% 4.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Loans by Type (%) Other Cons. Indirect Cons. Res. Mort. PPP Comm. Mort. Comm. & Ind. Summary of Loan Growth ▪ Total Loans: $2.098 billion at March 31, 2025 ▪ Originated $91.5MM in Commercial Loans for the three months ended March 31, 2025 ▪ Originated $5.3MM in Indirect Loans for the three months ended March 31, 2025 ▪ Originated $9.6MM in Home Equity Loans for the three months ended March 31, 2025 ▪ Opened Loan Production Office in Buffalo, NY in 2021 and full - service branch in Williamsville, NY in Q4 2024 - $163.0MM in loans as of March 31, 2025 Note: March 31, 2025 figures unaudited 25 Chemung Financial Corporation Fixed Income Investor Presentation

$592.2 $651.5 $665.7 $626.9 $616.3 $879.0 $1,098.1 $1,206.6 $1,302.6 $1,318.3 $47.0 $79.8 $100.4 $141.9 $163.0 Summary of Loan Growth Q1 2025 2024 2023 2022 2021 29.38% 30.26% 33.75% 35.60% 39.01% Chemung 62.85% 62.89% 61.16% 60.04% 57.90% Capital 7.77% 6.85% 5.09% 4.36% 3.09% Canal Note: CAGR: 12/31/20 to 3/31/2025 Loans by Division ($ Millions) Chemung Capital Canal Note: March 31, 2025 figures unaudited 26 Chemung Financial Corporation Fixed Income Investor Presentation

Commercial Loan Portfolio – March 31, 2025

NAICS Code / Descriptions		Balances ($ Thousands)	Percentage
Real Estate, Rental & Leasing	$	1,086,027	69.8%
Manufacturing		50,690	3.3%
Health Care & Social Assistance		61,344	3.9%
Wholesale Trade		28,597	1.8%
Construction		56,957	3.7%
Accommodation & Food Services		85,918	5.5%
Arts, Entertainment & Recreation		56,386	3.6%
Other		130,069	8.4%
Total	$	1,555,988	100.0%
Loan Types			
Non-Owner Occupied	$	559,570	36.0%
Commercial & Industrial		292,857	18.8%
Multi-Family		406,021	26.1%
Owner Occupied		154,727	9.9%
Construction		95,671	6.2%
Agricultural & Farmland		563	0.0%
Other		46,579	3.0%
Total	$	1,555,988	100.0%

NAICS Descriptions



9.00%
3.66%
5.48%
3.88%
1.59%
3.85%
2.96%
69.58%
Real Estate, Rental & Leasing
Manufacturing
Health Care & Social Assistance
Wholesale Trade
Construction
Accommodation & Food Services
Arts, Entertainment & Recreation
Other

Loan Types



0.04%
4.05%
6.82%
9.36%
35.39%
26.29%
18.05%
Non-Owner Occupied
Commercial & Industrial
Multi-Family
Owner Occupied
Construction
Agricultural & Farmland
Other

Note: March 31, 2025 figures unaudited

Chemung Financial Corporation Fixed Income Investor Presentation 27

Weighted Avg. LTV % of CRE Loans 3/31/25 Balances ($ Thousands) CRE Portfolio Composition 62% 36% $ 476,739 Multifamily 58% 18% 229,172 Retail – 12% 95,671 Construction 62% 10% 132,109 Office 51% 7% 94,042 Warehouse 57% 4% 59,597 Hotel 54% 13% 172,926 Other 100% $ 1,260,256 Total Multifamily 36% Retail 18% Construction 12% Office 10% Hotel 4% Warehouse 7% Other 13% $1.26 Billion 640 258 60 4 0 100 200 300 400 500 600 700 < $1.0MM $1.0MM - $5.0MM $5.0MM - $10.0MM > $10.0MM Number of CRE Loans by Balance Commercial Real Estate As of March 31, 2025 CRE Portfolio Metrics $1.31 million Average loan size $2.27 million / 0.18% of total CRE Past due 30 - 89 days $4.69 million / 0.37% of total CRE Nonaccrual $36.7 million / 2.91% of total CRE Special mention $6.3 million or 0.50% of total CRE Classified 14.24% of total CRE CRE < $1 million Note: March 31, 2025 figures unaudited 28 Chemung Financial Corporation Fixed Income Investor Presentation CRE portfolio does not include any loans to rent - regulated properties

Powered by Bing © GeoNames, Microsoft, TomTom Series1 % of CRE Loans 3/31/25 Balances ($ Thousands) Region 63% $ 795,960 Capital Region 16% 207,671 Southern Tier & Finger Lakes 16% 198,493 Western New York 5% 58,132 Other 100% $ 1,260,256 Total Commercial Real Estate $52.3 Million in CRE Loan Balances outside of New York State as of March 31, 2025 ▪ Continued strong CRE growth in Capital Region. ▪ Expanded franchise into Western NY market in 2021. ▪ Launched Canal Bank brand at full - service branch and regional banking center in Williamsville, NY in Q4 2024. ▪ Monitoring and remaining in compliance with 400% CRE ratio policy limit. CRE Loan Balances by Collateral County CRE Loan Balance 150,000,000.00 75,000,000.00 - Note: March 31, 2025 figures unaudited 29 Chemung Financial Corporation Fixed Income Investor Presentation

Variable Rate 33% Adjustable Rate 37% Fixed Rate 30% Rate Type Amount ($ Thousands) Variable Rate $ 420,492 Adjustable Rate 462,758 Fixed Rate 377,006 Total $ 1,260,256 74,218 67,438 82,576 89,340 104,988 5.89% 5.35% 6.55% 7.09% 8.33% 2025 2026 2027 2028 CRE loans scheduled to mature in 2030 and after are $841.7 2029 CRE Maturity Schedule (As of March 31, 2025) 36.08% 120,019 91,416 95,639 103,281 9.52% 8.20% 7.59% 7.25% CRE Repricing Schedule (As of March 31, 2025) 454,687 2025 2028 % of CRE Loans 2029 2026 2027 Balance ($ Thousands) Commercial Real Estate Maturity & Repricing Details million, or 66.79%, of the Total CRE Loans. Note: March 31, 2025 figures unaudited 30 Chemung Financial Corporation Fixed Income Investor Presentation

$541.6 Millon 0.35% 0.97% 1.36% 3.24% 4.37% 5.69% 4.99% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 740 and above 720 to 739 700 to 719 680 to 699 660 to 679 640 to 659 Below 640 Consumer Loans by Credit Score ($ Thousands) Balance Percent Delinquent Residential Mortgage 51% Home Equity 11 % HELOC 7% Indirect 30% Consumer Loans Direct 1% As of March 31, 2025 Consumer Portfolio Metrics $4.30 million / 0.79% of consumer Past due 30 - 89 days $3.49 million / 0.64% of consumer Nonaccrual $262,000 / 0.19% annualized YTD Net Charge Offs Note: March 31, 2025 figures unaudited 31 Chemung Financial Corporation 2025 KBRA Meeting % of Consumer Loans 3/31/25 Balances ($ Thousands) Consumer Portfolio Composition 50.85% $ 275,448 Residential Mortgage 10.49% 56,794 Home Equity 6.85% 37,119 HELOC 30.39% 164,594 Indirect 1.42% 7,692 Direct 100.00% $ 541,648 Total

Investments 32

Chemung Financial Corporation $60,431 $55,574 $55,332 $56,906 $57,571 $577,361 $435,131 $403,824 $365,934 $366,424 $42,303 $38,892 $38,686 $35,505 $35,268 $111,931 $102,992 $86,151 $73,097 $69,064 $3,383 $(96,609) $(85,099) $(85,829) $(74,798) $(120,000) $(100,000) $(80,000) $(60,000) $(40,000) $(20,000) $ - $20,000 $ - $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 2021 2022 U.S. Government & Enterprises 2023 States & Political Q1 2025 Fair Values ($000) MBS Other 2024 Unrealized (Loss)/Gain Investment Portfolio – Fair Value and AOCI 33 Note: March 31, 2025 figures unaudited Fixed Income Investor Presentation

Deposits 34

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2021 NOW Time Deposits 2022 2023 2024 Savings and Money Market Brokered Deposits Q1 2025 Cost of Deposits Total Cost of Interest Bearing Deposits Q1 2025 2024 2023 2022 2021 Rate 1.57% 1.78% 1.10% 0.15% 0.08% NOW 1.83% 2.02% 1.45% 0.24% 0.10% Savings and Money Market 3.71% 4.22% 3.31% 1.08% 0.83% Time Deposits 4.61% 5.29% 5.22% 2.88% Brokered Deposits 2.48% 2.79% 2.11% 0.44% 0.22% Total Cost of Interest Bearing Deposits 1.84% 2.07% 1.51% 0.30% 0.15% Total Cost of Deposits 1.92% 2.15% 1.59% 0.32% 0.16% Total Cost of Funds Deposit Costs • March 31, 2025 Total Deposits $2.433 billion; an increase of $36.5 million from December 31, 2024 • March 31, 2025 Brokered Deposits $80.8 million; a decrease of $11.4 million from December 31, 2024 Note: March 31, 2025 figures unaudited 13.3% 11.8% 12.0% 12.8% 14.0% 30.4% 27.5% 25.7% 24.8% 25.7% 13.0% 12.0% 10.3% 10.2% 10.2% 9.0% 14.0% 19.3% 22.3% 21.3% 5.9% 3.8% 3.3% Account Types (%) r 25.5% 26.1% 26.8% 31.5% 34.3% Q1 2025 2024 Money Market 2023 st Bearing DDA Intere 2022 Bearing DDA est Inte 2021 Non - Savings Time Deposit Brokered Deposits 35 Chemung Financial Corporation Fixed Income Investor Presentation

Liquidity Williamsville, New York Branch 36 Chemung Financial Corporation Fixed Income Investor Presentation Remaining Available Outstanding Total Available (Dollars in Thousands) 137,296 $ 85,000 $ 222,296 $ FHLB Advances 75,000 - 75,000 Correspondent Bank Lines of Credit 198,874 80,799 279,673 (1) Brokered Deposits 341,175 - 341,175 Unencumbered Securities 752,345 $ 165,799 $ 918,144 $ Total Sources of Liquidity 690,295 $ Uninsured Deposits (2) 28.4% Uninsured Deposits to Total Deposits Note: March 31, 2025 figures unaudited (1) Internal limit (2) Includes $167.6 M in collateralized municipal deposits Balance as of March 31, 2025

Appendix 37

2021 2022 2023 2024 Q1 2025 EPS $5.64 $6.13 $5.28 $4.96 $1.26 Dividends / Share $1.19 $1.24 $1.24 $1.24 $0.32 Book Value / Share $45.09 $35.32 $41.07 $45.13 $47.49 Tangible Book Value / Share $40.44 $30.69 $36.48 $40.55 $42.95 $ - 38 Chemung Financial Corporation Fixed Income Investor Presentation $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $ - $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 Earnings and Dividends Per Share Tangible Book Value Per Share Capital Management ▪ Continue to remain profitable and pay dividends ▪ Increased quarterly dividend to $0.32 per share in Q1 2025 ▪ Announced share repurchase program of 250 , 000 shares in January 2021 ▪ As of March 31, 2025: 49,184 shares had been repurchased ▪ Recently paused share repurchases in order to build up capital levels Note: March 31, 2025 figures unaudited

Double Leverage And Interest Coverage

($ Thousands)	FY 2023	FY 2024	Q1'25	As adjusted for this offering[1]	
Bank level equity	$ 185,159	$ 209,709	$ 222,746	$ 254,938	
Consolidated equity	195,241	215,309	228,306	228,306	
Double leverage ratio	95%	97%	98%	112%	
Interest Coverage					
Earnings:					
Income from continuing operations before taxes	$ 31,501	$ 30,085	$ 7,687	$ 6,887	
(+) Interest on Borrowed Funds	2,691	3,453	725	725	
(+) Interest Attributable to $40MM Subordinated Debt Raise	-	-	-	800	
Earnings available to pay down interest on other borrowings (net of deposit interest expense)	34,192	33,538	8,412	8,412	A
(+) Interest on deposits	35,926	50,052	11,156	11,156	
Earnings available to pay down interest on deposits and other borrowings	$ 70,118	$ 83,590	$ 19,568	$ 19,568	B
Interest Expense:					
Interest on advances from the FHLB	$ 2,691	$ 3,453	$ 725	$ 725	
Interest Attributable to $40MM Subordinated Debt Raise	-	-	-	800	
Interest expense on other borrowings (excluding interest on deposits)	2,691	3,453	725	1,525	C
Interest on deposits	35,926	50,052	11,156	11,156	
Total interest expense (including interest on deposits)	$ 38,617	$ 53,505	$ 11,881	$ 12,681	D
Interest coverage on other borrowings (excluding deposit interest expense) - A / C	**12.7x**	**9.7x**	**11.6x**	**5.5x**	
Interest coverage on deposits and other borrowings - B / D	**1.8x**	**1.6x**	**1.6x**	**1.5x**	

Note: March 31, 2025 figures unaudited

(1) Assumes a $40M subordinated debt raise at a market coupon; Assumes 2 years of interest expense attributable to subordinated debt raise held at Holding Company; Remaining 82% down streamed to Bank

Chemung Financial Corporation Fixed Income Investor Presentation 39

For the quarter ended, (Dollars in Thousands) 1Q24 4Q24 1Q25 QoQ(%) YoY(%) Income Statement 9.6% (0.0%) 19,817 19,821 18,089 Net Interest Income NM 98.2% 1,092 551 (2,040) Provision Expense 4.1% (2.8%) 5,889 6,056 5,657 Non Interest Income 1.4% (5.0%) 16,927 17,823 16,698 Non Interest Expense (15.4%) 2.5% 7,687 7,503 9,088 Pre - tax Income (14.6%) 1.8% 6,023 5,914 7,050 Net income 0.88 0.85 1.04 Profitability Ratios ROAA (%) 12.2 11.9 16.3 ROATCE (%) 2.96 2.92 2.73 Net Interest Margin (%) 65.6 68.6 70.1 Efficiency Ratio (%) 22.9 23.4 23.8 Noninterest Inc/ Operating Rev (%) Net Income – Income Statement 40 Chemung Financial Corporation Fixed Income Investor Presentation Source: S&P Capital IQ Pro and Company Documents; Financial data as of or for the quarter ended March 31, 2025; March 31, 2025 figures unaudited

Highly Qualified Board of Directors



Raimundo Archibold Jr.

Managing Director, Schwartz Heslin Group, Inc.
-Worked for various investment banking firms servicing technology companies and financial institutions



Ronald M. Bentley

Retired President & CEO of Chemung Financial Corporation, Inc.



David M. Buicko

President & CEO, Galesi Group
-Was a CPA for C.L. Marvin & Co., P.C. where his focus included M&A, corporate tax and security work



David J. Dalrymple

Chairman of the Board, Chemung Financial Corporation & Chemung Canal Trust Company



Robert H. Dalrymple

Vice President and Secretary, Dalrymple Holding Corporation



Richard E. Forrestel Jr.

Treasurer of Cold Springs Construction Company
-Served on the Board of Directors of a different community bank for 22 years



Denise V. Gonick

Founder; Cross Sound Concepts
- Previously President & CEO of MVP Healthcare



Stephen M. Lounsberry III

President, Applied Technology Manufacturing
-Prior role as commercial bank internal auditor and VP of a community bank



Joseph Meade IV

President & CEO, Mercury Corporation Inc.



Jeffrey B. Streeter

President, Streeter Associates



Anders M. Tomson

President & CEO



G. Thomas Tranter Jr.

Former President, Corning Enterprises, The Collaborative Arm of Corning, Inc.



Thomas R. Tyrrell

Vice President, NFP Corp.
-Previously Chairman of Arthur J. Gallagher & Co for the Albany area

Chemung Financial Corporation Fixed Income Investor Presentation 41

Board Oversight Hierarchy of Risk Management Board Delegation of Risk Oversight Board of Directors Chief Executive Officer and Executive Officers Chief Ris Regulato Depar k Officer / ry Risk tment Business Line Managers Risks Covered Board Committee Business Combination and Executive Integrity Risks Executive Committee Interest Rate, Liquidity, Bank Investment Portfolio, Market, and Price Risks Asset & Liability Committee Financial Reporting, External Auditor Selection, Disclosure, and Internal Controls (SOX), and Related Party Transaction Risks Audit Committee Compliance, Regulatory, Legal, Operations, Technology, Cyber Security, and Corporate Responsibility Risks Enterprise Risk Committee Management Succession, Key Executive Retention, General Labor, Incentive Compensation Alignment, and Pension Risks Compensation & Personnel Committee Credit and Lending Compliance Risks Directors Loan Committee Governance and Board Succession Risks Nominating & Governance Committee Wealth Management Group Business Risks, Trust Compliance, Fiduciary Risk, Investment Portfolio Risks (market and price risk) Trust Committee Insider Ownership: ~ 19% 42 Chemung Financial Corporation Fixed Income Investor Presentation

Non-GAAP Reconciliations

In addition to analyzing the Company's results on a reported basis, management uses certain non-GAAP financial measures, because it believes these non-GAAP financial measures provide information to investors about the underlying operational performance and trends of the Company and, therefore, facilitate a comparison of the Company with the performance of its competitors. Non-GAAP financial measures used by the Company may not be comparable to similarly named non-GAAP financial measures used by other companies.

Fully Taxable Equivalent Net Interest Income and Net Interest Margin

- Net interest income is commonly presented on a tax-equivalent basis. That is, to the extent that some component of the institution's net interest income, which is presented on a before-tax basis, is exempt from taxation (e.g., is received by the institution as a result of its holdings of state or municipal obligations), an amount equal to the tax benefit derived from that component is added to the actual before-tax net interest income total. This adjustment is considered helpful in comparing one financial institution's net interest income to that of other institutions or in analyzing any institution's net interest income trend line over time, to correct any analytical distortion that might otherwise arise from the fact that financial institutions vary widely in the proportions of their portfolios that are invested in tax-exempt securities, and that even a single institution may significantly alter over time the proportion of its own portfolio that is invested in tax-exempt obligations. Moreover, net interest income is itself a component of a second financial measure commonly used by financial institutions, net interest margin, which is the ratio of net interest income to average interest-earning assets. For purposes of this measure as well, fully taxable equivalent net interest income is generally used by financial institutions, as opposed to actual net interest income, again to provide a better basis of comparison from institution to institution and to better demonstrate a single institution's performance over time. The Company follows these practices.

(in thousands, except ratio data)	As of or for the Quarter Ended,	As of or for the Years Ended December 31,					
Net Interest Margin - Fully Taxable Equivalent	2025Q1	2024	2023	2022	2021	2020	2019
Net interest income (GAAP)	$ 19,817	$ 74,059	$ 74,457	$ 74,179	$ 65,589	$ 62,919	$ 60,611
Fully taxable equivalent adjustment	80	336	366	425	382	345	403
Fully taxable equivalent net interest income (non-GAAP)	$ 19,897	$ 74,395	$ 74,823	$ 74,604	$ 65,971	$ 63,264	$ 61,014
Average interest-earning assets (GAAP)	$ 2,729,661	$ 2,698,148	$ 2,621,251	$ 2,444,287	$ 2,324,498	$ 1,945,062	$ 1,674,668
Net interest margin (non-GAAP)	2.96%	2.76%	2.85%	3.05%	2.84%	3.25%	3.64%

Chemung Financial Corporation

Fixed Income Investor Presentation

43

Non-GAAP Reconciliations

Efficiency Ratio

- The unadjusted efficiency ratio is calculated as non-interest expense divided by total revenue (net interest income and non-interest income). The adjusted efficiency ratio is a non-GAAP financial measure which represents the Company's ability to turn resources into revenue and is calculated as non-interest expense divided by total revenue (fully taxable equivalent net interest income and non-interest income), adjusted for one-time occurrences and amortization. This measure is meaningful to the Company, as well as investors and analysts, in assessing the Company's productivity measured by the amount of revenue generated for each dollar spent.

(in thousands, except ratio data)	As of or for the Quarter Ended,	As of or for the Years Ended December 31,					
Efficiency Ratio	2025Q1	2024	2023	2022	2021	2020	2019
Net interest income (GAAP)	$ 19,817	$ 74,059	$ 74,457	$ 74,179	$ 65,589	$ 62,919	$ 60,611
Fully taxable equivalent adjustment	80	336	366	425	382	345	403
Fully taxable equivalent net interest income (non-GAAP)	$ 19,897	$ 74,395	$ 74,823	$ 74,604	$ 65,971	$ 63,264	$ 61,014
Non-interest income (GAAP)	$ 5,889	$ 23,230	$ 24,549	$ 21,436	$ 23,870	$ 21,124	$ 20,073
Less: net (gains) losses on security transactions	—	—	39	—	—	—	(19)
Less: recognition of employee retention tax credit	—	—	(2,370)	—	—	—	—
Adjusted non-interest income (non-GAAP)	$ 5,889	$ 23,230	$ 22,218	$ 21,436	$ 23,870	$ 21,124	$ 20,054
Non-interest expense (GAAP)	$ 16,927	$ 67,250	$ 64,243	$ 59,280	$ 55,682	$ 55,935	$ 55,696
Less: amortization of intangible assets	—	—	—	(15)	(243)	(484)	(609)
Adjusted non-interest expense (non-GAAP)	$ 16,927	$ 67,250	$ 64,243	$ 59,265	$ 55,439	$ 55,451	$ 55,087
Efficiency ratio (unadjusted)	65.85%	69.12%	64.89%	62.00%	62.24%	66.56%	69.03%
Efficiency ratio (adjusted)	65.64%	68.89%	66.20%	61.71%	61.71%	65.71%	67.95%

Chemung Financial Corporation Fixed Income Investor Presentation 44

Non-GAAP Reconciliations

Tangible Common Equity and Tangible Assets (Year-End)

- Tangible common equity, tangible assets, and tangible book value per share are each non-GAAP financial measures. Tangible common equity represents the Company's stockholders' equity, less goodwill and intangible assets. Tangible assets represents the Company's total assets, less goodwill and other intangible assets. Tangible book value per share represents the Company's tangible common equity divided by common shares at year-end. These measures are meaningful to the Company, as well as investors and analysts, in assessing the Company's use of equity.

(in thousands, except ratio data)	As of or for the Quarter Ended,	As of or for the Years Ended December 31,					
Tangible Common Equity and Tangible Assets (Year End)	2025Q1	2024	2023	2022	2021	2020	2019
Total common equity (GAAP)	$ 228,306	$ 215,309	$ 195,241	$ 166,388	$ 211,455	$ 199,699	$ 182,627
Less: intangible assets	(21,824)	(21,824)	(21,824)	(21,824)	(21,839)	(22,082)	(22,566)
Tangible common equity (non-GAAP)	$ 206,482	$ 193,485	$ 173,417	$ 144,564	$ 189,616	$ 177,617	$ 160,061
Total assets (GAAP)	$ 2,796,725	$ 2,776,147	$ 2,710,529	$ 2,645,553	$ 2,418,475	$ 2,279,451	$ 1,787,827
Less: intangible assets	(21,824)	(21,824)	(21,824)	(21,824)	(21,839)	(22,082)	(22,566)
Tangible assets (non-GAAP)	$ 2,774,901	$ 2,754,323	$ 2,688,705	$ 2,623,729	$ 2,396,636	$ 2,257,369	$ 1,765,261
Total common equity to total assets at end of year (GAAP)	8.16%	7.76%	7.20%	6.29%	8.74%	8.76%	10.22%
Book value per share (GAAP)	$ 47.49	$ 45.13	$ 41.07	$ 35.32	$ 45.09	$ 42.53	$ 37.35
Tangible common equity to tangible assets at end of year (non-GAAP)	7.44%	7.02%	6.45%	5.51%	7.91%	7.87%	9.07%
Tangible book value per share (non-GAAP)	$ 42.95	$ 40.55	$ 36.48	$ 30.69	$ 40.44	$ 37.83	$ 32.74

Tangible Common Equity (Average)

- Average tangible common equity and return on average tangible common equity are each non-GAAP financial measures. Average tangible common equity represents the Company's average stockholders' equity, less average goodwill and intangible assets for the year. Return on average tangible common equity measures the Company's earnings as a percentage of average tangible common equity. These measures are meaningful to the Company, as well as investors and analysts, in assessing the Company's use of equity.

(in thousands, except ratio data)	As of or for the Quarter Ended,	As of or for the Years Ended December 31,					
Tangible Common Equity (Average)	2025Q1	2024	2023	2022	2021	2020	2019
Total average common equity (GAAP)	$ 222,802	$ 205,280	$ 177,187	$ 180,684	$ 204,239	$ 193,741	$ 176,138
Less: average intangible assets	(21,824)	(21,824)	(21,824)	(21,827)	(21,925)	(22,328)	(22,860)
Average tangible common equity (non-GAAP)	$ 200,978	$ 183,456	$ 155,363	$ 158,857	$ 182,314	$ 171,413	$ 153,278
Return on average common equity (GAAP)	10.96%	11.53%	14.11%	15.93%	12.94%	9.94%	8.86%
Return on average tangible common equity (non-GAAP)	12.15%	12.90%	16.09%	18.12%	14.49%	11.24%	10.18%

Chemung Financial Corporation

Fixed Income Investor Presentation

45

Non-GAAP Reconciliations

Adjustments for Certain Items of Income or Expense

- In addition to disclosures of certain GAAP financial measures, including net income, EPS, ROAA, and ROATCE, we may also provide comparative disclosures that adjust these GAAP financial measures for a particular year by removing from the calculation thereof the impact of certain transactions or other material items of income or expense occurring during the year, including certain nonrecurring items. The Company believes that the resulting non-GAAP financial measures may improve an understanding of its results of operations by separating out any such transactions or items that may have had a disproportionate positive or negative impact on the Company's financial results during the particular year in question. In the Company's presentation of any such non-GAAP (adjusted) financial measures not specifically discussed in the preceding paragraphs, the Company supplies the supplemental financial information and explanations required under Regulation G.

(in thousands, except ratio data)	As of or for the Quarter Ended,	As of or for the Years Ended December 31,					
Non-GAAP Net Income	2025Q1	2024	2023	2022	2021	2020	2019
Reported net income (GAAP)	$ 6,023	$ 23,671	$ 25,000	$ 28,783	$ 26,425	$ 19,262	$ 15,609
Net (gains) losses on security transactions (net of tax)	—	—	29	—	—	—	(14)
Recognition of employee retention tax credit	—	—	(1,873)	—	—	—	—
Net income (non-GAAP)	$ 6,023	$ 23,671	$ 23,156	$ 28,783	$ 26,425	$ 19,262	$ 15,595
Average basic and diluted shares outstanding	4,791	4,770	4,732	4,693	4,683	4,802	4,869
Reported basic and diluted earnings per share (GAAP)	$ 1.26	$ 4.96	$ 5.28	$ 6.13	$ 5.64	$ 4.01	$ 3.21
Reported return on average assets (GAAP)	0.88%	0.86%	0.94%	1.15%	1.09%	0.94%	0.88%
Reported return on average common equity (GAAP)	10.96%	11.53%	14.11%	15.93%	12.94%	9.94%	8.86%
Basic and diluted earnings per share (non-GAAP)	$ 1.26	$ 4.96	$ 4.89	$ 6.13	$ 5.64	$ 4.01	$ 3.20
Return on average assets (non-GAAP)	0.88%	0.86%	0.87%	1.15%	1.09%	0.94%	0.88%
Return on average common equity (non-GAAP)	10.96%	11.53%	13.07%	15.93%	12.94%	9.94%	8.85%

Chemung Financial Corporation Fixed Income Investor Presentation 46